UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2019

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Fifth Third Bancorp’s and MB Financial, Inc.’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in Fifth Third Bancorp’s and MB Financial, Inc.’s reports filed with or furnished to the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the ability to obtain regulatory approvals and meet other closing conditions to the merger, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the businesses of MB Financial, Inc. or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Fifth Third Bancorp’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Item 8.01	Other Events

Offering of 3.650% Senior Notes Due 2024. On January 25, 2019, Fifth Third issued $1.50 billion in principal amount of its 3.650% Senior Notes due 2024 (the “Senior Notes Offering”) sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, and RBC Capital Markets, LLC. On January 25, 2019, Fifth Third entered into a Supplemental Indenture with Wilmington Trust Company, as Trustee, which modifies the existing Indenture for Senior Debt Securities dated as of April 30, 2008 between Fifth Third and the Trustee.

The Supplemental Indenture and the Indenture define the rights of the 3.650% Senior Notes due 2024 (the “Senior Notes”), which Senior Notes are represented by Global Securities dated as of January 25, 2019. The net proceeds from the sale of the Senior Notes after underwriting discounts and estimated expenses to be paid by Fifth Third are approximately $1.4896 billion.

The Senior Notes Offering is described in Fifth Third’s prospectus supplement dated January 23, 2019, together with the related prospectus dated March 28, 2016, filed with the Securities and Exchange Commission under Rule 424(b) on January 24, 2019.

The Underwriting Agreement, the Supplemental Indenture and the Global Securities representing the Senior Notes contain various representations, warranties and agreements by Fifth Third, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. The descriptions of the Underwriting Agreement, the Supplemental Indenture and the Global Securities, and other documents relating to this transaction do not purport to be complete and are qualified in their entirety by reference to the full text of such securities and documents, forms or copies of which are attached hereto as exhibits and incorporated herein by reference.

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The Senior Notes sold in the Senior Notes Offering were registered by Fifth Third pursuant to an automatic shelf registration statement on Form S-3 (SEC File No. 333-210429) filed with the Securities and Exchange Commission on March 28, 2016.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibits below relate to Registration Number 333-210429 on Form S-3 of Fifth Third Bancorp and are filed herewith for incorporation by reference in such Registration Statement:

1.1 – Underwriting Agreement dated as of January  23, 2019 among Fifth Third Bancorp, Morgan Stanley & Co. LLC, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, and RBC Capital Markets, LLC.

4.1 – Eighth Supplemental Indenture dated as of January  25, 2019 between Fifth Third Bancorp and Wilmington Trust Company, as Trustee, to the Indenture for Senior Debt Securities dated as of April 30, 2008 between Fifth Third Bancorp and the Trustee.

4.2 – Form of 3.650% Senior Notes due 2024.

5.1 – Opinion of Graydon Head & Ritchey LLP regarding legality of the Senior Notes due 2024.

23.1 – Consent of Graydon Head & Ritchey LLP (included in opinion filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

January 25, 2019	/s/ JAMES C. LEONARD
James C. Leonard
Executive Vice President and Treasurer